Exhibit 10.5
EXECUTION VERSION
AMENDMENT NO. 4
TO MASTER REPURCHASE AGREEMENT
     Amendment No. 4, dated as of November 13, 2008 (this “Amendment”), among COLUMN FINANCIAL, INC. (the “Buyer”), CARE QRS 2007 RE HOLDINGS CORP. (the “Seller”), CARE MEZZ QRS 2007 RE HOLDINGS CORP. (the “Mezzanine Loan Subsidiary”) and CARE INVESTMENT TRUST INC. (the “Guarantor”).
RECITALS
     The Buyer, the Seller, the Mezzanine Loan Subsidiary and the Guarantor are parties to that certain Master Repurchase Agreement, dated as of October 1, 2007, as amended by Amendment No. 1, dated as of December 17, 2007, Amendment No. 2, dated as of March 6, 2008 and Amendment No. 3, dated as of June 26, 2008 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). The Guarantor is party to that certain Guaranty (the “Guaranty”) dated as of October 1, 2007. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Guaranty.
     The Buyer, the Seller, the Mezzanine Loan Subsidiary and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.
     Accordingly, the Buyer, the Seller, the Mezzanine Loan Subsidiary and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, and the Guaranty is hereby ratified and affirmed, as follows:
     Section 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following definition in its proper alphabetical order:
     “EBITDA” means, for any period and any Person, the earnings of such Person for such period as determined in accordance with GAAP, before (a) the deduction of consolidated interest expenses, taxes, depreciation and amortization, (b) the deduction of pro rata interest expenses, taxes, depreciation and amortization from unconsolidated joint venture and/or partnership interests and (c) losses associated with asset sales to the Manager.
     Section 2. Covenants. Section  14(x)(3) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following language:
     “(3) Guarantor shall not permit, EBITDA to be less than $1.00 for any Test Period.”

     Section 3. Exhibits. Exhibit C of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.
     Section 4. Conditions Precedent. This Amendment shall be effective as of September 30, 2008 (the “Amendment Effective Date”’), subject to the satisfaction of the following condition precedents:
     (a) the Buyer shall have received this Amendment, executed and delivered by duly authorized officers of the Buyer, the Seller, the Guarantor and the Mezzanine Loan Subsidiary.
     Section 5. Representations and Warranties. The Seller and the Mezzanine Loan Subsidiary each hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
     Section 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement or any other Program Agreement, including without limitation, any rights, powers or privileges relating to other existing or future breaches of, or Defaults or Events of Default under, the Repurchase Agreement or any other Program Agreement except as expressly set forth herein.
     Section 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
     SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
     SECTION 9. Reaffirmation of Guaranty. Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Repurchase Agreement, as it may be amended, modified and in effect, from time to time.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

COLUMN FINANCIAL, INC., as Buyer
By:	/s/ Tracy Dennis
	Name:	Tracy Dennis
	Title:	Vice President

CARE QRS 2007 RE HOLDINGS CORP., as Seller
By:	/s/ Frank Plenskofski
	Name:	Frank Plenskofski
	Title:	Chief Financial Officer

CARE MEZZ QRS 2007 RE HOLDINGS CORP., as Mezzanine Loan Subsidiary
By:	/s/ Frank Plenskofski
	Name:	Frank Plenskofski
	Title:	Chief Financial Officer

CARE INVESTMENT TRUST, INC., as Guarantor
By:	/s/ Frank Plenskofski
	Name:	Frank Plenskofski
	Title:	Chief Financial Officer

EXHIBIT A TO AMENDMENT NO. 4
EXHIBIT C
OFFICER’S COMPLIANCE CERTIFICATE
     I,                                        , do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of CARE QRS 2007 RE HOLDINGS CORP. (“Seller”). This Certificate is delivered to you in connection with Section 17(b) of the Master Repurchase Agreement dated as of October 1, 2007, among Seller, Care Investment Trust Inc. (“Guarantor”), CARE Mezz QRS 2007 RE Holdings Corp. (the “Mezzanine Loan Subsidiary”) and Column Financial Inc. (as amended from time to time, the “Agreement”), as the same may have been amended from time to time. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:
Adjusted Tangible Net Worth. Guarantor has maintained an Adjusted Tangible Net Worth of at least equal to the Adjusted Tangible Net Worth Trigger Amount. A detailed summary of the calculation of Guarantor’s actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.
Indebtedness to Adjusted Tangible Net Worth Ratio. Guarantor’s ratio of Indebtedness to Adjusted Tangible Net Worth has not exceeded 4:1. A calculation of Guarantor’s actual Indebtedness to Adjust Tangible Net Worth is provided in Schedule 1 hereto.
EBITDA. Guarantor has not permitted, EBITDA to be less than $1.00 for any Test Period.
Maintenance of Liquidity. Guarantor has maintained cash and Cash Equivalents in an amount not less than the Liquidity Trigger Amount. Guarantor’s total cash and Cash Equivalents as of the date hereof is                    .
Insurance. Guarantor or its Affiliates, have maintained, directors and officers insurance in an aggregate amount of at least $5,000,000. The actual amount of such coverage is $                    .
Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of Guarantor, and do not omit any material fact as of the date(s) thereof.
Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.
Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]
Regulatory Action. Seller is not currently under investigation or, to best of Seller’s knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller’s business. [If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]
No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

IN WITNESS WHEREOF, I have set my hand this ____ day of ___, ____.

By:

Name:

Title:

Acknowledged and Agreed,
Care Investment Trust Inc., as Guarantor

By:
Name:
Title: